                                         SEMIANNUAL REPORT
                                         JUNE 30, 2002

PRUDENTIAL
EQUITY FUND, INC.

FUND TYPE
Large-capitalization stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                PRUDENTIAL (LOGO)

Prudential Equity Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Equity Fund, Inc. (the Fund) seeks long-term growth of capital by investing at least 80% of its net assets plus borrowings for investment purposes in the common stocks of major, established companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly based stock indexes. In deciding which stocks to buy, our investment advisers use a blend of investment styles. Under normal conditions, the Fund's assets will be divided among three investment advisers that have somewhat different approaches, with the goal of reducing the performance variability inherent in any one adviser's style. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 6/30/02
    17.9%   Financials
    15.3    Consumer Discretionary
    14.3    Healthcare
    12.8    Information Technology
     8.7    Energy
     8.3    Materials
     7.4    Industrials
     6.8    Consumer Staples
     3.6    Telecommunication Services
     2.1    Utilities
     0.2    Bonds
     2.6    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 6/30/02
    3.2%    Microsoft Corp.
            Computer Software & Services
    3.2     American International Group, Inc.
            Insurance
    2.0     PepsiCo, Inc.
            Beverages
    1.9     Pfizer, Inc.
            Pharmaceuticals
    1.7     Wal-Mart Stores, Inc.
            Retail
    1.6     Alcoa, Inc.
            Aluminum
    1.6     Wyeth
            Medical Drugs
    1.6     Phillip Morris Companies, Inc.
            Tobacco
    1.5     Exxon Mobil Corp.
            Oil and Gas Production
    1.4     Bank One Corp.
            Banking and Financial Services

Holdings are subject to change.

                                 www.prudential.com    (800) 225-1852

Semiannual Report    June 30, 2002

Cumulative Total Returns1                              As of 6/30/02

                                       Six      One      Five     Ten        Since
                                      Months    Year     Years    Years    Inception2
Class A                              -11.95%   -17.42%   8.37%   153.70%    240.90%
Class B                              -12.26    -18.00    4.46    135.51    1047.67
Class C                              -12.26    -18.00    4.46      N/A       79.75
Class Z                              -11.81    -17.19    9.76      N/A       41.04
Lipper Large-Cap Core Funds Avg.3    -13.66    -16.61    2.06      9.57        ***
S&P 500 Index4                       -13.15    -17.98    3.67     11.42       ****
Russell 1000 Index5                  -12.82    -17.88    3.90     11.40      *****

Average Annual Total Returns1                           As of 6/30/02

                    One      Five      Ten       Since
                    Year     Years    Years    Inception2
    Class A        -21.55%    0.58%    9.20%      9.91%
    Class B        -22.10     0.75     8.94      12.77
    Class C        -19.64     0.67     N/A        7.55
    Class Z        -17.19     1.88     N/A        5.58

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
The cumulative and average annual total
returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception dates: Class A, 1/22/90; Class B, 3/15/82;
Class C, 8/1/94; and Class Z, 3/1/96. 3 The
Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, ten-year, and since inception periods in the Lipper Large-Cap Core Funds category. Funds in the Lipper Large-Cap Core
Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median of the S&P MidCap 400
Index, have a wide latitude in companies in which they invest, and have average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure. 4The
Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. 5The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000
Index. Investors cannot invest directly in an index. The returns for the Lipper
Average, S&P 500 Index, and Russell 1000
Index would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are
245.25% for Class A, 1,051.99% for Class B,
108.79% for Class C, and 48.42% for Class Z,
based on all funds in each share class.
****S&P 500 Index Since Inception returns
are 296.76% for Class A, 1,495.75% for Class B,
147.89% for Class C, and 70.11% for Class Z.
*****Russell 1000 Index Since Inception
returns are 300.55% for Class A, 1,431.81%
for Class B, 145.68% for Class C, and 68.15%
for Class Z.
                                           1

PRUDENTIAL (LOGO)              August 15, 2002

DEAR SHAREHOLDER,
The first six months of 2002--the semiannual reporting period for the Prudential Equity
Fund--presented a very difficult investing environment. The U.S. stock markets remained unsettled through most of the period because of uncertainty about profit forecasts as well as a string of accounting and corporate governance issues. The Fund's negative return reflected this poor environment, but was moderately better than the overall market average and better than the Lipper
Average of its peers. The Fund's investment advisers avoided or limited exposure to some of the worst performers and emphasized some of the better stocks.

It is in the interest of all business
leaders, particularly those in investment-related firms, to restore and maintain confidence in our markets. There remain many good, well-managed companies in the economy and many good stocks in the market, despite the few bad apples that dominate the news.
We recommend that individual investors focus on their personal goals, time horizons, and tolerances for price fluctuations, and not be distracted by these passing events.
Whatever their place in history, they are not necessarily relevant to the decisions you make to secure your own financial future.
As always, your financial professional is there to help you plan how to reach your goals.

In the following report, the Fund's
investment advisers describe the diverse events that affected this period's return.

Sincerely,


David R. Odenath, Jr., President
Prudential Equity Fund, Inc.

Prudential Equity Fund, Inc.

Semiannual Report    June 30, 2002

INVESTMENT ADVISERS' REPORT

STAYING AHEAD OF A DECLINING MARKET
The Prudential Equity Fund is a core stock fund, broadly diversified across investing styles as well as market sectors. The Fund is managed by three leading investment advisers with complementary approaches. The goal of such diversification is to produce consistency of performance by reducing the impact of any one manager's style or of large sector variances from the overall market. The resulting portfolio had 324 holdings at period-end, so very few had a substantial individual impact on the Fund's return. Each economic sector of the U.S.
stock market was represented in the
portfolio.


The Investing Environment    As of 6/30/02

                       (GRAPH)

Source: Standard & Poor's; Prudential Securities.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
Past performance is not indicative of future results. Investors cannot invest directly in an index.

Prudential Equity Fund, Inc.

Semiannual Report    June 30, 2002

Because of this strategy, almost any event that had a significant impact on any market sector is likely to have affected the Fund's performance to some degree. Despite the quick recovery of the U.S. economy early in 2002, weak corporate balance sheets and continuing profit concerns drove a double-digit stock market decline, made worse by deteriorating confidence in audited financial reports. The breadth of this decline is shown in the graph on page 3. The
Fund's return reflected these poor investing conditions. However, the Fund beat the large-cap market indexes--the S&P 500 and the Russell 1000--as well as the Lipper Average of comparable funds. It beat the overall market largely because of its focus on companies producing materials, having energy reserves, or offering healthcare services.

Two holdings were relatively large
detractors, although neither accounted for more than one percentage point of return.
One, the biotechnology firm Sepracor,
we discuss below. The heterogeneous
conglomerate Tyco is the other case. In the post-Enron environment, investors questioned its complex financial structure. This concern was exacerbated by Tyco's high level of debt, the indictment of its former CEO for tax evasion, and its changing efforts to strengthen its balance sheet by selling subsidiaries. It eventually sold its CIT subsidiary. The unusual uncertainty regarding its businesses scared many investors away, so the stock became very cheap. Should there be no unpleasant surprises about its earnings or financial condition, it could have large gains, but the uncertainty is there. We reduced our exposure to Tyco below its weighting in the S&P 500, but continue to hold the stock. Its appointment of the well regarded Edward D.
Breen as CEO after the end of our reporting period was widely seen as a positive sign.

ECONOMIC UPSWING HELPED ENERGY AND MATERIALS
The unsettled situation in the Middle East and the recovering global economy focused attention on the need for new energy reserves. Stocks of companies that have reserves or that are involved in their discovery and development fared well. The
Fund's positions in Amerada Hess,
TotalFinaElf, Exxon Mobil, and Royal Dutch
Petroleum were positive contributors to its return. In addition

4

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                                www.prudential.com    (800) 225-1852

to the demand for energy, the first two
companies benefited from better-than-
expected cost savings from acquisitions. The latter two were attractive alternatives in an uncertain earnings environment because they were large financially strong companies with well-understood sources of income.

The positive climate for energy investing did not extend to energy merchants-- companies that constructed generating plants at strategically located sites and began to trade and market power as Enron did. El Paso and Williams Companies stock suffered from guilt by association with Enron, which forced them to strengthen their balance sheets. We reduced our position in El Paso before it announced reductions to its 2002 and 2003 earnings targets, but both holdings hurt our return.

Some materials stocks continued to
outperform the overall market in
anticipation that the improving economy
would push up demand. Gold stocks, which were among the market's best performers, benefited from this rising demand, the heightened discomfort after September 11, and the weakening dollar in 2002. The Fund had a significant commitment to gold stocks, including Freeport-McMoRan Copper & Gold and
Newmont Mining, that were among its
strongest positions. We have been taking profits in our gold stocks. Freeport's gold is a by-product of its copper mining.
Smaller positive contributions came from
Phelps Dodge (copper, precious metals) and several forest product and chemical stocks
(e.g., Temple Inland, PM Kymene, and Ecolab,
Air Products & Chemicals, respectively).

DEFENSE SPENDING ROSE
Defense spending had been rising before
September 11, but afterward the projections for defense industry earnings were even greater. Moreover, they looked much more predictable in 2002 than profits in other market segments, and so attracted investors. The
Fund had several defense holdings whose
gains contributed to its return, including
Northrop Grumman (which completed its
purchase of TRW after period-end), Raytheon
(whose defense electronics business underlies the new high-tech military model), General

Prudential Equity Fund, Inc.

Semiannual Report    June 30, 2002

Dynamics, and Lockheed Martin. In addition, the stocks of Boeing and United Technology, which have substantial nonmilitary businesses, received support from the defense parts of their businesses.

IN HEALTHCARE, SERVICE WAS GOOD, DRUGS BAD
In the healthcare sector, clinical and
regulatory setbacks caused sharp drops in biotechnology and drug stocks. The Federal
Drug Administration (FDA), which has been without a Commissioner for over a year and a half, appears to have raised the bar for new drugs. This unfortunately came at a time when new drug pipelines were thinner than usual and research-oriented companies were facing tough competition from the manufacturers of generics.

The biotechnology firm Sepracor was the
Fund's most damaging position. The FDA
issued a not-approvable letter (one that asks for more data) for Sepracor's new nonsedating antihistamine. Sepracor plans to submit the additional data to the FDA within a year. It still has an asthma treatment on the market that had $120 million in sales in 2001, and it has healthy royalty streams from other antihistamines, including Clarinex and Allegra. We continue to hold the position.

The FDA ruling, together with non-approvals of several other drugs, has created a negative atmosphere for all biotechnology and drug stocks. The Fund's positions in drug companies almost all detracted from its return. Its larger positions in major drug companies, including Bristol-Myers Squibb,
Abbott Labs, and Pfizer (see Comments on Largest
Holdings), were among the greatest detractors.
Bristol-Myers Squibb was affected by an oversupply of products in its sales channels, prominent problems at its 20%-owned biotech company
ImClone, and news that its new heart
medication did not perform better than a generic alternative.

Two drug stocks bucked the trend, contributing positive returns to the Fund. The larger of these was Novartis, which has a deep pipeline and a good history of developing new drugs.
We emphasized it because its market
valuation was no higher than those of other large drug companies, while its

6

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                              www.prudential.com    (800) 225-1852

earnings were accelerating. We took some profits on the position after a large gain.
The other, Teva Pharmaceuticals, is the
largest manufacturer of generic drugs in the world. It was a major beneficiary of the substantial inroads that generics have been making on the proprietary drug companies.

In contrast to the drug industry, the health service industries--healthcare managers and hospitals--were among the strongest in the market because they were among the few able to raise prices. Wellpoint Health Network, Health Net, and HCA were among the Fund's best performers. These companies had a much improved pricing environment over the past year or so, and consolidation in the industry has eliminated many weak competitors. We took some of our profits in this group.

TECHNOLOGY AND TELECOMMUNICATIONS CONTINUED TO BLEED
Stocks of large technology companies such as Microsoft, IBM, and Intel were among the Fund's larger detractors, although Microsoft was held at market weight, and IBM and Intel were below market weight at period-end. (The
Fund underweighted the technology sector as a whole.) Many corporate managers were unwilling to commit to significant capital spending on technological improvements. This created uncertainty, which was less harmful to technology service providers and to firms oriented toward relatively small projects.

The telecommunications sector continued to be moribund, as high debt levels and slower-than-expected introduction of new services cut into earnings and investor confidence, particularly for wireless services. Nokia, the dominant manufacturer of wireless handsets, and several wireless services providers were among the detractors from return. AT&T and AT&T Wireless were the Fund's largest telecom detractors. Both are well-capitalized companies that are likely to be among the firms left standing after this difficult period.

Prudential Equity Fund, Inc.

Semiannual Report    June 30, 2002

COMPLEXITY HURT FINANCIALS
The widespread disinterest in equity
investing during this period hurt
market performance in general, but was
particularly detrimental to investment
banks, whose business includes managing the stock issuance process. None of the Fund's holdings in that group had a large individual impact, but collectively, they were noticeable. The two financial firms that did have a significant individual impact were major powerhouses: the insurance giant American International Group (AIG) and
Citigroup. Both had grown through long
series of acquisitions and mergers, which created complicated corporate structures.
The bankruptcy of Enron created a massive increase in skepticism about companies with very complicated financial statements, hurting these stocks. Citigroup's name also was associated with some of the troubled firms in the news.

POST-ENRON HURT MEDIA AND ADVERTISING FIRMS
Media and advertising firms were affected by one of the worst advertising slumps in decades. Moreover, several unexpected post-
Enron factors also hit the group. Omnicom, the third largest global advertising agency, suffered a big decline as the accounting for its acquisitions was questioned in the financial press and eventually led to a lawsuit against the company. Cable television companies (e.g. Liberty Media and Cablevision) were hurt indirectly by association with the extremely visible problems at Adelphia, which was not held by the Fund. As a group, these companies required high levels of capital expenditure, which was funded in most cases largely by debt, and tended to have concentrations of ownership in their founding families. The profitability of media firms had widely been measured by their earnings before interest, taxes, depreciation, and amortization
(EBITDA)--a measure that discounted the
importance of debt, and which since has
moved out of fashion. We think Adelphia was an exceptional case, as evidenced by the July indictments of former officers, and we believe many of these firms are good investments. However, other investors may not come to that view soon, so we reduced our overall exposure to cable companies.

8

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                      www.prudential.com    (800) 225-1852

AOL Time Warner and News Corp., two media giants, which like the giant financials had grown through many acquisitions, also were hurt by the complexity of their financial reports. AOL also had some execution and management problems. However, both firms have very strong combinations of assets and very inexpensive stocks. News Corp. even had good earnings in the first half of 2002. We expect the shares of both to recover as the economy improves.

The exception to the difficulties in the media group was The New York Times, whose return was among the Fund's largest positive contributions. It is a very well-run company whose cost controls have helped it during the economic slowdown, and whose revenues are likely to increase quickly as advertising picks up.

Prudential Equity Fund Management Team

Prudential Equity Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 6/30/02
----------------------------------------------------
3.2%    Microsoft Corp./Computer Software & Services
        Microsoft is the world's dominant software company. We expect Windows 2000 (its business operating system) and the XP operating system (for personal computers) to trigger a new replacement cycle for personal computers. Microsoft's accounting is unblemished and its shares inexpensive, compared with their past prices and those of other technology firms.

3.2     American International Group, Inc. (AIG)/Insurance
        AIG is among the largest property/casualty insurers in the United States, and also has a global presence. Under long-time Chairman and CEO Maurice Greenberg, it has developed a strong strategic position and a cost-conscious culture. The shares are inexpensive because of its complexity and concern about Mr. Greenberg's retirement. We think both concerns are misplaced. The events of September 11 are increasing demand for property/casualty insurance and constraining supply, driving prices up.

2.0     PepsiCo, Inc./Beverages
        PepsiCo is a broadly diversified food and beverage company with many leading brands, including Frito-Lay, Tropicana, and Pepsi.
        Its 2001 purchase of Quaker Oats added new product categories. It has good cost controls and solid cash flow. PepsiCo's shares are cheaper than those of the only comparable firm, Coca-Cola, and we project attractive earnings growth.

1.9    Pfizer, Inc./Pharmaceuticals
       Pfizer is the largest and fastest-growing drug company in the United States, and the second-largest in the world. Its products include Lipitor and Norvasc for cardiovascular disease, and Viagra for impotence. It has few patent expirations, an adequate drug pipeline, and "visible" earnings growth. It is a relatively safe drug holding at a difficult period for the industry, but we are underweighted compared with the S&P 500.

1.7    Wal-Mart Stores, Inc./Retail
       Wal-Mart is the world's largest retailer. It has more than 4,000 stores, with huge untapped international potential. Wal-Mart did not suffer during the difficult environment of the past two years, so it is well positioned to profit from the expected growth of consumer spending. Nonetheless, we chose to underweight it compared with the S&P 500.

       Holdings are subject to change.

10

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                                           SEMIANNUAL REPORT
                                           JUNE 30, 2002

PRUDENTIAL
EQUITY FUND, INC.


                                           FINANCIAL STATEMENTS

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited)

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.8%
Common Stocks  97.6%
-------------------------------------------------------------------------------------
Aerospace/Defense  3.4%
    114,593   Boeing Co.                                          $      5,156,685
     44,912   General Dynamics Corp.                                     4,776,391
    153,128   Honeywell International, Inc.                              5,394,699
     31,411   Lockheed Martin Corp.                                      2,183,065
    221,002   Northrop Grumman Corp.                                    27,625,250
    476,400   Raytheon Co.                                              19,413,300
    230,041   United Technologies Corp.                                 15,619,784
                                                                  ----------------
                                                                        80,169,174
-------------------------------------------------------------------------------------
Air Freight & Couriers
     18,103   FedEx Corp.                                                  966,700
        833   United Parcel Service, Inc. (Class B)                         51,438
                                                                  ----------------
                                                                         1,018,138
-------------------------------------------------------------------------------------
Airlines
     13,567   AMR Corp.(a)                                                 228,740
      4,162   Delta Air Lines, Inc.                                         83,240
     48,669   Southwest Airlines Co.                                       786,491
                                                                  ----------------
                                                                         1,098,471
-------------------------------------------------------------------------------------
Auto Components  0.1%
    119,786   Delphi Corp.                                               1,581,175
      6,242   Johnson Controls, Inc.                                       509,410
     14,691   TRW, Inc.                                                    837,093
                                                                  ----------------
                                                                         2,927,678
-------------------------------------------------------------------------------------
Automobiles  1.8%
    388,200   Bayerische Motoren Werke (BMW) AG (Germany)               15,761,412
    331,069   Ford Motor Co.                                             5,297,104
     38,203   General Motors Corp.                                       2,041,950
    375,371   Harley-Davidson, Inc.                                     19,245,271
                                                                  ----------------
                                                                        42,345,737

    12                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Banks  5.8%
    267,351   Bank of America Corp.                               $     18,810,816
    551,975   Bank of New York Co., Inc.                                18,629,156
    908,208   Bank One Corp.                                            34,947,844
    201,700   Charter One Financial, Inc.                                6,934,446
     28,840   Comerica, Inc.                                             1,770,776
     99,110   Fifth Third Bancorp                                        6,605,681
      7,699   First Tennessee National Corp.                               294,872
    316,641   FleetBoston Financial Corp.                               10,243,336
     47,397   Mellon Financial Corp.                                     1,489,688
     35,327   National City Corp.                                        1,174,623
     29,670   PNC Financial Services Group                               1,551,148
     28,608   SouthTrust Corp.                                             747,241
     16,381   SunTrust Banks, Inc.                                       1,109,321
    131,850   US Bancorp                                                 3,078,698
    176,374   Wachovia Corp.                                             6,733,959
     80,047   Washington Mutual, Inc.                                    2,970,544
    424,803   Wells Fargo & Co.                                         21,265,638
                                                                  ----------------
                                                                       138,357,787
-------------------------------------------------------------------------------------
Beverages  2.6%
     61,022   Anheuser-Busch Companies, Inc.                             3,051,100
    188,889   Coca-Cola Co.                                             10,577,784
     24,969   Pepsi Bottling Group, Inc.                                   769,045
    985,990   PepsiCo, Inc.                                             47,524,718
                                                                  ----------------
                                                                        61,922,647
-------------------------------------------------------------------------------------
Biotechnology  1.0%
     79,539   Amgen, Inc.(a)                                             3,331,093
     75,281   Biogen, Inc.(a)                                            3,118,892
     79,700   Cephalon, Inc.(a)                                          3,602,440
    230,316   Immunex Corp.(a)                                           5,145,260
     45,200   Invitrogen Corp.(a)                                        1,446,852
    239,756   Medimmune, Inc.(a)                                         6,329,558
                                                                  ----------------
                                                                        22,974,095

    See Notes to Financial Statements                                     13

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Building Products
      4,370   American Standard, Inc.(a)                          $        328,187
     18,727   Masco Corp.                                                  507,689
                                                                  ----------------
                                                                           835,876
-------------------------------------------------------------------------------------
Chemicals  0.8%
    123,233   Air Products & Chemicals, Inc.                             6,219,569
     49,697   Dow Chemical Co.                                           1,708,583
     72,827   E.I. du Pont de Nemours & Co.                              3,233,519
     99,600   Ecolab, Inc.                                               4,604,508
     24,400   OM Group, Inc.                                             1,512,800
      6,658   PPG Industries, Inc.                                         412,130
     11,301   Praxair, Inc.                                                643,818
     24,969   Rohm & Haas Co.                                            1,010,995
                                                                  ----------------
                                                                        19,345,922
-------------------------------------------------------------------------------------
Commercial Services & Supplies  0.7%
     10,487   Apollo Group, Inc. (Class A)(a)                              413,398
     38,078   Automatic Data Processing, Inc.                            1,658,297
     10,238   Avery Dennison Corp.                                         642,434
     47,983   Cendant Corp.(a)                                             761,970
      1,248   Cintas Corp.                                                  61,689
     40,242   Concord EFS, Inc.(a)                                       1,212,894
     28,149   Convergys Corp.(a)                                           548,342
    116,069   First Data Corp.                                           4,317,767
      9,715   H&R Block, Inc.                                              448,347
    122,168   Paychex, Inc.                                              3,822,637
      8,780   Pitney Bowes, Inc.                                           348,742
      8,786   Sabre Holdings Corp.(a)                                      314,539
     38,328   Waste Management, Inc.                                       998,444
                                                                  ----------------
                                                                        15,549,500
-------------------------------------------------------------------------------------
Communications Equipment  2.5%
    156,400   Brocade Communications Systems, Inc.(a)                    2,733,872
    743,680   Cisco Systems, Inc.(a)                                    10,374,336
    399,200   Comverse Technology, Inc.(a)                               3,696,592
     46,507   Corning, Inc.(a)                                             165,100

    14                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     77,292   JDS Uniphase Corp.(a)                               $        206,370
    138,705   Lucent Technologies, Inc.(a)                                 230,250
  1,252,515   Motorola, Inc.                                            18,061,266
  1,571,300   Nokia Corp. ADR (Finland)                                 22,752,424
    131,089   Nortel Networks Corp. (Canada)(a)                            190,079
     68,832   QUALCOMM, Inc.(a)                                          1,892,192
                                                                  ----------------
                                                                        60,302,481
-------------------------------------------------------------------------------------
Computers & Peripherals  2.5%
    524,851   Dell Computer Corp.(a)                                    13,719,605
  1,193,141   EMC Corp.(a)                                               9,008,215
  1,560,616   Hewlett-Packard Co.                                       23,846,213
    100,990   IBM Corp.                                                  7,271,280
      7,491   Lexmark International, Inc.(a)                               407,510
  1,179,600   Sun Microsystems, Inc.(a)                                  5,909,796
                                                                  ----------------
                                                                        60,162,619
-------------------------------------------------------------------------------------
Containers & Packaging  0.9%
     20,891   Pactiv Corp.(a)                                              497,206
     12,485   Sealed Air Corp.(a)                                          502,771
     57,729   Smurfit-Stone Container Corp.(a)                             890,181
    348,200   Temple-Inland, Inc.                                       20,146,852
                                                                  ----------------
                                                                        22,037,010
-------------------------------------------------------------------------------------
Diversified Financials  4.3%
    221,350   American Express Co.                                       8,039,432
    104,373   Capital One Financial Corp.                                6,371,972
    529,700   Citigroup, Inc.                                           20,525,875
    101,087   Fannie Mae                                                 7,455,166
    174,702   Freddie Mac                                               10,691,762
    215,800   Goldman Sachs Group, Inc.                                 15,828,930
     19,963   Household International Corp.                                992,161
    131,511   JP Morgan                                                  4,460,853
     14,789   Lehman Brothers Holdings, Inc.                               924,608
    357,594   MBNA Corp.                                                11,825,634
    185,004   Merrill Lynch & Co.                                        7,492,662
     10,404   Moody's Corp.                                                517,599

    See Notes to Financial Statements                                     15

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    145,877   Morgan Stanley Dean Witter & Co.                    $      6,284,381
                                                                  ----------------
                                                                       101,411,035
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  3.0%
      9,572   ALLTEL Corp.                                                 449,884
  1,796,604   AT&T Corp.                                                19,223,663
    706,886   BellSouth Corp.                                           22,266,909
     64,162   Qwest Communications International, Inc.(a)                  179,654
    192,680   SBC Communications, Inc.                                   5,876,740
     36,622   Sprint Corp. (FON Group)                                     388,559
    582,746   Verizon Communications, Inc.                              23,397,252
                                                                  ----------------
                                                                        71,782,661
-------------------------------------------------------------------------------------
Electric Utilities  1.9%
    191,041   American Electric Power Co., Inc.                          7,645,461
     31,212   Dominion Resources, Inc.                                   2,066,234
     33,292   Entergy Corp.                                              1,412,912
    103,249   Exelon Corp.                                               5,399,923
    452,600   FirstEnergy Corp.                                         15,107,788
     20,808   Progress Energy, Inc.                                      1,082,224
    402,166   Southern Co.                                              11,019,348
     34,541   TXU Corp.                                                  1,780,589
     35,623   Xcel Energy, Inc.                                            597,398
                                                                  ----------------
                                                                        46,111,877
-------------------------------------------------------------------------------------
Electrical Equipment  0.2%
     85,623   Emerson Electric Co.                                       4,581,687
     22,889   Molex, Inc. (Class A)                                        627,845
                                                                  ----------------
                                                                         5,209,532
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  0.2%
     90,681   Agilent Technologies, Inc.(a)                              2,144,606
     53,000   Celestica, Inc. (Canada)(a)                                1,203,630
     86,208   Flextronics International Ltd. (Singapore)(a)                614,663
     51,478   Sanmina Corp.(a)                                             324,826
                                                                  ----------------
                                                                         4,287,725

    16                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Energy Equipment & Services  0.9%
    418,489   BJ Services Co.(a)                                  $     14,178,407
     33,292   Nabors Industries Ltd. (Barbados)(a)                       1,175,208
     24,969   Noble Corp.(a)                                               963,803
     45,777   Schlumberger Ltd.                                          2,128,630
     20,808   Weatherford International Ltd.(a)                            898,906
                                                                  ----------------
                                                                        19,334,954
-------------------------------------------------------------------------------------
Food & Drug Retailing  0.9%
     19,601   CVS Corp.                                                    599,791
    149,488   Kroger Co.(a)                                              2,974,811
    502,627   Safeway, Inc.(a)                                          14,671,682
     76,198   SYSCO Corp.                                                2,074,110
     40,742   Walgreen Co.                                               1,573,863
                                                                  ----------------
                                                                        21,894,257
-------------------------------------------------------------------------------------
Food Products  0.7%
     59,302   ConAgra Foods, Inc.                                        1,639,700
     52,929   General Mills, Inc.                                        2,333,110
     15,689   Hershey Foods Corp.                                          980,563
     25,136   Kellogg Co.                                                  901,377
     58,632   Kraft Foods, Inc. (Class A)                                2,400,980
     80,276   Sara Lee Corp.                                             1,656,897
     94,986   Unilever NV ADR (Netherlands)                              6,155,093
                                                                  ----------------
                                                                        16,067,720
-------------------------------------------------------------------------------------
Gas Utilities  0.1%
     73,757   El Paso Corp.                                              1,520,132
     12,443   Kinder Morgan, Inc.                                          473,083
     16,646   NiSource, Inc.                                               363,382
                                                                  ----------------
                                                                         2,356,597
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  0.7%
     19,900   Alcon, Inc. (Switzerland)(a)                                 681,575
     34,300   Amersham PLC ADR (United Kingdom)(a)                       1,521,548
    152,000   Applera Corp.-Applied Biosystems Group                     2,962,480
     47,858   Baxter International, Inc.                                 2,127,288

    See Notes to Financial Statements                                     17

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     13,700   Becton, Dickinson & Co.                             $        471,965
     71,869   Guidant Corp.(a)                                           2,172,600
     98,119   Medtronic, Inc.                                            4,204,399
     31,500   St. Jude Medical, Inc.(a)                                  2,326,275
                                                                  ----------------
                                                                        16,468,130
-------------------------------------------------------------------------------------
Health Care Providers & Services  3.3%
     60,343   Cardinal Health, Inc.                                      3,705,664
    289,900   CIGNA Corp.                                               28,242,058
    324,712   HCA Inc.                                                  15,423,820
     24,969   IMS Health, Inc.                                             448,194
      8,323   Quest Diagnostics, Inc.(a)                                   716,194
     29,131   Tenet Healthcare Corp.(a)                                  2,084,323
     27,050   UnitedHealth Group, Inc.                                   2,476,427
    308,000   Wellpoint Health Networks, Inc.(a)                        23,965,480
                                                                  ----------------
                                                                        77,062,160
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  2.1%
     32,252   Carnival Corp.                                               893,058
  1,002,750   Darden Restaurants, Inc.                                  24,767,925
     10,820   Harrah's Entertainment, Inc.(a)                              479,867
      2,497   International Game Technology, Inc.(a)                       141,580
    236,397   Marriott International, Inc. (Class A)                     8,994,906
    297,314   McDonald's Corp.                                           8,458,583
    174,164   MGM Mirage, Inc.(a)                                        5,878,035
     19,143   Starbucks Corp.(a)                                           475,704
                                                                  ----------------
                                                                        50,089,659
-------------------------------------------------------------------------------------
Household Durables
      6,367   Whirlpool Corp.                                              416,147
-------------------------------------------------------------------------------------
Household Products  0.8%
     35,498   Colgate-Palmolive Co.                                      1,776,675
    158,933   Kimberly-Clark Corp.                                       9,853,846
     78,571   Procter & Gamble Co.                                       7,016,390
                                                                  ----------------
                                                                        18,646,911

    18                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Industrial Conglomerates  1.3%
    236,952   3M Co.                                              $     29,145,096
    108,679   Tyco International Ltd.                                    1,468,253
                                                                  ----------------
                                                                        30,613,349
-------------------------------------------------------------------------------------
Insurance  7.6%
     39,868   ACE, Ltd.                                                  1,259,829
     52,644   Allstate Corp.                                             1,946,775
  1,105,320   American International Group, Inc.                        75,415,983
         48   Berkshire Hathaway, Inc. (Class A)(a)                      3,206,400
     13,691   Chubb Corp.                                                  969,323
    524,039   Hartford Financial Services Group, Inc.                   31,164,599
     30,754   John Hancock Financial Services, Inc.                      1,082,541
    223,291   Lincoln National Corp.                                     9,378,222
    501,854   Loews Corp.                                               26,593,243
     56,083   Marsh & McLennan Companies, Inc.                           5,417,618
     59,939   MetLife, Inc.                                              1,726,243
     17,562   MGIC Investment Corp.                                      1,190,704
     23,467   St. Paul Companies, Inc.                                     913,336
    226,400   XL Capital Ltd. (Class A) (Bermuda)                       19,176,080
                                                                  ----------------
                                                                       179,440,896
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.3%
    253,700   USA Interactive(a)                                         5,949,265
-------------------------------------------------------------------------------------
IT Consulting & Services  0.1%
     41,220   Electronic Data Systems Corp.                              1,531,323
    126,056   Unisys Corp.(a)                                            1,134,504
                                                                  ----------------
                                                                         2,665,827
-------------------------------------------------------------------------------------
Machinery  1.5%
     14,524   Caterpillar, Inc.                                            710,950
     54,000   Cummins, Inc.                                              1,787,400
    140,488   Danaher Corp.                                              9,321,379
     15,190   Deere & Co.                                                  727,601
     23,284   Dover Corp.                                                  814,940
      4,619   Eaton Corp.                                                  336,032
      5,494   Illinois Tool Works, Inc.                                    375,240

    See Notes to Financial Statements                                     19

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     48,900   Navistar International Corp.(a)                     $      1,564,800
    113,850   PACCAR, Inc.(a)                                            5,053,802
     19,789   Parker-Hannifin Corp.                                        945,716
    107,900   SPX Corp.(a)                                              12,678,250
                                                                  ----------------
                                                                        34,316,110
-------------------------------------------------------------------------------------
Media  5.2%
  1,169,919   AOL Time Warner, Inc.(a)                                  17,209,508
     37,664   Charter Communications, Inc. (Class A)(a)                    153,669
     39,618   Clear Channel Communications, Inc.(a)                      1,268,568
    185,315   Comcast Corp. (Class A)(a)                                 4,417,910
     14,678   Gannett Co., Inc.                                          1,114,060
     17,812   Interpublic Group of Cos., Inc.                              441,025
     96,800   Knight-Ridder, Inc.                                        6,093,560
  2,162,677   Liberty Media Corp. (Class A)(a)                          21,626,770
     11,860   McGraw-Hill, Inc.                                            708,042
    397,065   New York Times Co. (Class A)                              20,448,848
    626,900   News Corp. Ltd. ADR (Australia)                           12,381,275
     23,139   Omnicom Group, Inc.                                        1,059,766
      6,617   TMP Worldwide, Inc.(a)                                       142,266
     21,738   Tribune Co.                                                  945,603
     12,235   Univision Communications, Inc. (Class A)(a)                  384,179
    719,621   Viacom, Inc. (Class B)(a)                                 31,929,584
    121,101   Walt Disney Co.                                            2,288,809
                                                                  ----------------
                                                                       122,613,442
-------------------------------------------------------------------------------------
Metals & Mining  5.0%
    113,389   Alcan, Inc. (Canada)                                       4,254,355
  1,166,587   Alcoa, Inc.                                               38,672,359
    115,835   Barrick Gold Corp.                                         2,199,707
    657,000   Companhia Vale do Rio Doce, ADR (Brazil)(a)               18,179,190
  1,804,400   Freeport-McMoRan Copper & Gold, Inc. (Class B)(a)         32,208,540
    847,419   Newmont Mining Corp.                                      22,312,542
     30,796   Placer Dome, Inc. (Canada)                                   345,223
                                                                  ----------------
                                                                       118,171,916
-------------------------------------------------------------------------------------
Multiline Retail  3.9%
    813,631   Costco Wholesale Corp.(a)                                 31,422,429

    20                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     10,612   Family Dollar Stores, Inc.                          $        374,073
    331,832   Federated Department Stores, Inc.(a)                      13,173,730
      9,738   Kohl's Corp.(a)                                              682,439
      8,073   May Department Stores Co.                                    265,844
     24,386   Sears, Roebuck & Co.                                       1,324,160
    111,197   Target Corp.                                               4,236,606
    742,350   Wal-Mart Stores, Inc.(b)                                  40,836,674
                                                                  ----------------
                                                                        92,315,955
-------------------------------------------------------------------------------------
Multi-Utilities  0.1%
     62,423   Duke Energy Co.                                            1,941,355
     24,850   Dynegy, Inc. (Class A)                                       178,920
     37,542   Mirant Corp.(a)                                              274,057
     43,696   Williams Companies, Inc.                                     261,739
                                                                  ----------------
                                                                         2,656,071
-------------------------------------------------------------------------------------
Oil & Gas  7.8%
    315,800   Amerada Hess Corp.                                        26,053,500
    317,500   Anadarko Petroleum Corp.                                  15,652,750
     15,110   BP PLC ADR                                                   762,904
     35,623   Burlington Resources, Inc.                                 1,353,674
     77,676   ChevronTexaco Corp.                                        6,874,326
  1,002,424   Conoco, Inc.                                              27,867,387
     18,600   Devon Energy Corp.                                           916,608
     23,458   Encana Corp                                                  717,815
    872,886   Exxon Mobil Corp.(b)                                      35,718,495
    289,400   Kerr-McGee Corp.                                          15,497,370
    182,675   Phillips Petroleum Co.                                    10,755,904
    145,301   Royal Dutch Petroleum Co. ADR (Netherlands)                8,030,786
    155,200   TotalFinaElf SA ADR (France)                              12,555,680
    775,400   Transocean Sedco Forex, Inc.                              24,153,710
                                                                  ----------------
                                                                       186,910,909
-------------------------------------------------------------------------------------
Paper & Forest Products  1.6%
     10,096   Bowater, Inc.                                                548,920
    428,050   International Paper Co.                                   18,654,419
      7,256   MeadWestvaco Corp.                                           243,511
     98,500   UPM-Kymmene Oyj ADR (Finland)(a)                           3,883,855

    See Notes to Financial Statements                                     21

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    218,618   Weyerhaeuser Co.                                    $     13,958,759
                                                                  ----------------
                                                                        37,289,464
-------------------------------------------------------------------------------------
Personal Products  0.3%
     32,647   Avon Products, Inc.                                        1,705,479
     93,200   Estee Lauder Cos., Inc. (Class A)                          3,280,640
     35,686   Gillette Co.                                               1,208,685
                                                                  ----------------
                                                                         6,194,804
-------------------------------------------------------------------------------------
Pharmaceuticals  9.4%
    711,237   Abbott Laboratories                                       26,778,073
      8,323   Allergan, Inc.                                               555,560
    110,697   Bristol-Myers Squibb Co.                                   2,844,913
    265,862   Eli Lilly & Co.                                           14,994,617
    500,478   Johnson & Johnson                                         26,154,980
      6,242   King Pharmaceuticals, Inc.(a)                                138,885
    126,280   Merck & Co., Inc.                                          6,394,819
    254,100   Novartis AG ADR (Switzerland)                             11,137,203
  1,315,602   Pfizer, Inc.(b)                                           46,046,070
    759,579   Pharmacia Corp.                                           28,446,234
    120,000   Schering-Plough Corp.                                      2,952,000
    617,600   Sepracor, Inc.(a)                                          5,898,080
    202,700   Teva Pharmaceutical Industries Ltd. ADR (Israel)          13,536,306
    741,716   Wyeth                                                     37,975,859
                                                                  ----------------
                                                                       223,853,599
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.2%
    114,100   CarrAmerica Realty Corp.                                   3,519,985
     16,064   Equity Office Properties Trust                               483,526
     22,889   Plum Creek Timber Co., Inc.                                  702,692
     10,695   Simon Property Group, Inc.                                   394,004
      9,114   Starwood Hotels & Resorts Worldwide, Inc.                    299,759
                                                                  ----------------
                                                                         5,399,966
-------------------------------------------------------------------------------------
Road & Rail  0.4%
     35,457   Burlington Northern Inc.                                   1,063,710
    117,800   Canadian National Railway Co. (Canada)                     6,102,040
      6,658   CSX Corp.                                                    233,363

    22                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     13,733   Norfolk Southern Corp.                              $        321,077
     17,271   Union Pacific Corp.                                        1,092,909
                                                                  ----------------
                                                                         8,813,099
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  3.3%
      1,527   Agere Systems, Inc. (Class A)(a)                               2,138
     37,485   Agere Systems, Inc. (Class B)(a)                              56,227
     42,488   Analog Devices, Inc.(a)                                    1,261,894
    578,454   Applied Materials, Inc.(a)                                11,002,195
      6,690   Axcelis Technologies, Inc.(a)                                 75,597
     11,278   Broadcom Corp.(a)                                            197,816
    798,500   Intel Corp.                                               14,588,595
    115,817   KLA-Tencor Corp.(a)                                        5,094,790
     31,359   Linear Technology Corp.                                      985,613
     14,565   Maxim Integrated Products, Inc.(a)                           558,277
    449,038   Micron Technology, Inc.(a)                                 9,079,548
     55,400   National Semiconductor Corp.(a)                            1,616,018
    193,300   Novellus Systems, Inc.(a)                                  6,572,200
      8,614   NVIDIA Corp.(a)                                              147,989
     65,000   STMicroelectronics NV (NY Shares) (Switzerland)            1,581,450
  1,033,626   Texas Instruments, Inc.                                   24,496,936
     20,225   Xilinx, Inc.(a)                                              453,647
                                                                  ----------------
                                                                        77,770,930
-------------------------------------------------------------------------------------
Software  4.2%
    115,024   Adobe Systems, Inc.                                        3,278,184
    261,500   BEA Systems, Inc.(a)                                       2,486,865
    495,627   BMC Software, Inc.(a)                                      8,227,408
     52,126   Intuit, Inc.(a)                                            2,591,705
  1,395,174   Microsoft Corp.(a)                                        76,316,018
    596,555   Oracle Corp.(a)                                            5,649,376
      7,839   PeopleSoft, Inc.(a)                                          116,644
     23,689   Siebel Systems, Inc.(a)                                      336,858
     61,936   VERITAS Software Corp.(a)                                  1,225,713
                                                                  ----------------
                                                                       100,228,771
-------------------------------------------------------------------------------------
Specialty Retail  2.0%
      8,489   Bed Bath & Beyond, Inc.(a)                                   320,375

    See Notes to Financial Statements                                     23

       Prudential Equity Fund, Inc.
             Portfolio of Investments as June 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     37,516   Best Buy Co., Inc.(a)                               $      1,361,831
    694,595   Circuit City Stores-Circuit City Group, Inc.              13,023,656
     68,041   Gap, Inc.                                                    966,182
    718,130   Home Depot, Inc.                                          26,376,915
     63,963   Lowe's Cos., Inc.                                          2,903,920
     86,700   Staples, Inc.(a)                                           1,707,990
                                                                  ----------------
                                                                        46,660,869
-------------------------------------------------------------------------------------
Textiles & Apparel  0.1%
      7,324   Jones Apparel Group, Inc.(a)                                 274,650
     18,597   NIKE, Inc. (Class B)                                         997,729
                                                                  ----------------
                                                                         1,272,379
-------------------------------------------------------------------------------------
Tobacco  1.6%
    857,767   Philip Morris Co., Inc.                                   37,467,262
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.5%
  2,070,898   AT&T Wireless Services, Inc.                              12,114,753
     58,428   Sprint Corp. (PCS Group)                                     261,173
     41,616   Vodafone Group PLC ADR (United Kingdom)                      568,059
                                                                  ----------------
                                                                        12,943,985
                                                                  ----------------
              Total common stocks (cost $2,516,171,051)              2,313,745,368
                                                                  ----------------
PREFERRED STOCKS  0.1%
-------------------------------------------------------------------------------------
Automobiles  0.1%
     23,000   Ford Motor Co. Capital Trust II (Cum. Conv.),
               6.50%(a)                                                  1,293,750
     35,000   General Motors Corp. (Conv.),
               5.25%(a)                                                    919,450
                                                                  ----------------
              Total preferred stocks (cost $2,025,000)                   2,213,200
                                                                  ----------------

    24                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                           Value (Note 1)
---------------------------------------------------------------------------------------------
CORPORATE BONDS  0.1%
-----------------------------------------------------------------------------------
Semiconductors
                                  Teradyne, Inc., 3.75%, 10/15/06
NR               $    2,900        (cost $3,254,615)                    $     3,405,047
                                                                        ---------------
                                  Total long-term investments
                                   (cost $2,521,450,666)                  2,319,363,615
                                                                        ---------------

SHORT-TERM INVESTMENTS  2.6%
Shares         Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
Investment Companies  1.8%
  43,332,450   Prudential Core Investment Fund
                Taxable Money Market Series
                (cost $43,332,450; Note 3)                              43,332,450

Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  0.8%
$     18,041   Joint Repurchase Agreement Account,
                1.95%, 7/1/02 (cost $18,041,000; Note 6)                18,041,000
                                                                  ----------------
               Total short-term investments (cost $61,373,450)          61,373,450
                                                                  ----------------
               Total Investments  100.4%
                (cost $2,582,824,116; Note 5)                        2,380,737,065
               Liabilities in excess of other assets  (0.4%)           (10,363,592)
                                                                  ----------------
               Net Assets  100%                                   $  2,370,373,473
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Non-income producing security.
(b) Security segregated as collateral for financial futures contracts.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
PLC--Public Limited Company (British Company).
NV--Naamloze Vennootschap (Dutch Company).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     25

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  June 30, 2002
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,582,824,116)                       $2,380,737,065
Foreign currency, at value (cost $62,598)                                 63,053
Receivable for investments sold                                       17,491,958
Dividends and interest receivable                                      2,244,525
Receivable for Fund shares sold                                        1,576,157
Deferred expenses and other assets                                        49,537
                                                                  --------------
      Total assets                                                 2,402,162,295
                                                                  --------------
LIABILITIES
Payable for investments purchased                                     15,112,200
Payable for Fund shares reacquired                                    13,721,094
Accrued expenses and other liabilities                                 1,007,286
Distribution fee payable                                                 984,511
Management fee payable                                                   941,986
Due to broker-variation margin                                            15,560
Withholding taxes payable                                                  3,289
Payable to custodian                                                       2,896
                                                                  --------------
      Total liabilities                                               31,788,822
                                                                  --------------
NET ASSETS                                                        $2,370,373,473
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $    1,921,302
   Paid-in capital in excess of par                                2,762,895,262
                                                                  --------------
                                                                   2,764,816,564
   Undistributed net investment income                                 1,351,154
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (193,430,400)
   Net unrealized (depreciation) on investments and foreign
      currencies                                                    (202,363,845)
                                                                  --------------
Net assets, June 30, 2002                                         $2,370,373,473
                                                                  --------------
                                                                  --------------

    26                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  June 30, 2002
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,425,898,060 / 115,142,052 shares of common stock
      issued and outstanding)                                             $12.38
   Maximum sales charge (5% of offering price)                               .65
                                                                  --------------
   Maximum offering price to public                                       $13.03
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($729,540,246 / 59,604,257 shares of common stock
      issued and outstanding)                                             $12.24
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($49,554,180 / 4,048,681 shares of common stock issued
      and outstanding)                                                    $12.24
   Sales charge (1% of offering price)                                       .12
                                                                  --------------
   Offering price to public                                               $12.36
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($165,380,987 / 13,335,194 shares of common stock
      issued and outstanding)                                             $12.40
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     27

       Prudential Equity Fund, Inc.
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                   June 30, 2002
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $202,326)        $  16,398,612
   Interest                                                              760,700
                                                                   -------------
      Total income                                                    17,159,312
                                                                   -------------
Expenses
   Management fee                                                      6,284,121
   Distribution fee--Class A                                           1,978,383
   Distribution fee--Class B                                           4,409,421
   Distribution fee--Class C                                             283,695
   Transfer agent's fees and expenses                                  2,268,000
   Reports to shareholders                                               310,000
   Custodian's fees and expenses                                         143,000
   Legal fees and expenses                                                58,000
   Registration fees                                                      51,000
   Audit fees                                                             16,000
   Directors' fees                                                        15,000
   Miscellaneous                                                          54,734
                                                                   -------------
      Total expenses                                                  15,871,354
                                                                   -------------
Net investment income                                                  1,287,958
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES
Net realized loss on:
   Investment transactions                                          (121,705,823)
   Financial futures contracts                                        (1,149,287)
   Foreign currency transactions                                         (28,493)
                                                                   -------------
                                                                    (122,883,603)
                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (211,444,399)
   Financial futures contracts                                          (506,200)
   Foreign currencies                                                        665
                                                                   -------------
                                                                    (211,949,934)
                                                                   -------------
Net loss on investments and foreign currencies                      (334,833,537)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(333,545,579)
                                                                   -------------
                                                                   -------------

    28                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months            Year
                                                   Ended               Ended
                                               June 30, 2002     December 31, 2001
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $    1,287,958     $     2,616,902
   Net realized loss on investments and
      foreign currency transactions              (122,883,603)        (59,834,503)
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                         (211,949,934)       (402,953,560)
                                               --------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                  (333,545,579)       (460,171,161)
                                               --------------    -----------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                              --          (1,822,085)
      Class B                                              --                  --
      Class C                                              --                  --
      Class Z                                              --            (724,011)
                                               --------------    -----------------
                                                           --          (2,546,096)
                                               --------------    -----------------
   Distributions from net realized capital
      gains
      Class A                                              --        (113,773,393)
      Class B                                              --         (77,305,967)
      Class C                                              --          (4,039,131)
      Class Z                                              --         (14,435,762)
                                               --------------    -----------------
                                                           --        (209,554,253)
                                               --------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Proceeds from shares sold                   $   99,338,136     $   596,168,344
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                        --         204,735,137
   Cost of shares reacquired                     (323,607,499)     (1,030,987,380)
                                               --------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions               (224,269,363)       (230,083,899)
                                               --------------    -----------------
Total decrease                                   (557,814,942)       (902,355,409)
NET ASSETS
Beginning of period                             2,928,188,415       3,830,543,824
                                               --------------    -----------------
End of period(a)                               $2,370,373,473     $ 2,928,188,415
                                               --------------    -----------------
                                               --------------    -----------------
---------------
(a) Includes undistributed net investment
    income                                     $    1,351,154     $        63,196
                                               --------------    -----------------

    See Notes to Financial Statements                                     29

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Equity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last reported sale price on such exchange or system on the day of valuation or, if there was no sale reported on such day, at the mean between the last reported bid and asked price on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadvisers to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides valuation methodology that, in the judgment of the Manager or subadviser(s) (or valuation committee or Board of Directors), does not represent fair value, are valued by the valuation committee or Board of Directors in consultation with the Manager or subadviser(s).

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost as supplied by an independent pricing agent or principal market maker.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required
                                                                          31

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises each subadviser's performance of such services. Pursuant to subadvisers agreements between PI and each of Jennison Associates LLC ('Jennison'), GE Asset Management, Inc., ('GEAM') and Salomon Brothers Asset Management, Inc. ('Salomon'), these subadvisers are responsible for the day-to-day management of each portion of the Fund they manage with Jennison managing approximately half of the assets and the other two subadvisers each managing approximately 25% of assets. PI pays for the services of Jennison, GEAM and Salomon, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1% of the average daily net assets of Class A, Class B and Class C shares for the six months ended June 30, 2002, respectively.

      PIMS has advised the Fund that it has received approximately $170,700 and $8,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended June 30, 2002, it received approximately $474,600 and $2,200 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.
                                                                          33

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended June 30, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the six months ended June 30, 2002. The daily balance, for the one day the Fund had debt outstanding during the period ended was $8,266,000 at an interest rate of 2.25%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an a indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended June 30, 2002, the Fund incurred fees of approximately $1,694,500 for the services of PMFS. As of June 30, 2002, approximately $270,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expense paid to nonaffiliates.

      For the six months ended June 30, 2002, Prudential Securities Incorporated ('PSI'), an indirect wholly-owned subsidiary of Prudential, earned $11,579 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

      The Fund paid networking fees to PSI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the six months ended June 30, 2002 was $153,691 and is incurred in transfer agent's fees and expenses in the statement of operations.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. As of June 30, 2002, the Fund earned income from the Series of approximately $65,200 by investing its excess cash.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2002 aggregated $692,659,355 and $877,988,140, respectively.

      During the six months ended June 30, 2002, the Fund entered into financial futures contracts. Details of open contracts at June 30, 2002 are as follows:

                                                   Value at        Value at
Number of                          Expiration       Trade          June 30,        Unrealized
Contracts           Type              Date           Date            2002         Depreciation
---------     -----------------    -----------    ----------     ------------     -------------
               Long Position:
    38             S&P 500         Sept 2002      $9,683,688      $9,405,950        $(277,738)

Note 5. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2001, of approximately $5,750,100 expiring in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected to treat post-October capital losses of approximately $33,388,600 as being incurred in the current fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of June 30, 2002 were as follows:

                                                                           Total Net
                                                        Other Cost        Unrealized
   Tax Basis       Appreciation      Depreciation       Adjustments      Depreciation
---------------   ---------------   ---------------   ---------------   ---------------
$2,617,490,726     $199,532,820      $436,286,481          $455          $236,754,116

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales. Other cost adjustments are attributable to unrealized depreciation of foreign currency at period end.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 2002, the Fund had a 6.0% undivided interest in the joint account. The undivided interest for the Fund represents $18,041,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
                                                                          35

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Bank of America Securities, 1.98%, in the principal amount of $75,000,000, repurchase price $75,012,375, due 7/1/02. The value of the collateral including accrued interest was $76,500,000.

      Greenwich Capital Markets, 1.98%, in the principal amount of $76,528,000, repurchase price $76,540,627, due 7/1/02. The value of the collateral including accrued interest was $78,060,983.

      Goldman Sachs, 1.98%, in the principal amount of $75,000,000, repurchase price $75,012,375, due 7/1/02. The value of the collateral including accrued interest was $76,500,000.

      UBS Warburg, 1.98%, in the principal amount of $75,000,000, repurchase price $75,012,375, due 7/1/02. The value of the collateral including accrued interest was $76,502,301.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Six months ended June 30, 2002:
Shares sold                                                 3,902,171    $    53,324,659
Shares reacquired                                         (15,058,688)      (203,959,181)
Net increase (decrease) in shares outstanding before
  conversions                                             (11,156,517)      (150,634,522)
Shares issued upon conversion from Class B                  5,569,788         73,360,843
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              (5,586,729)   $   (77,273,679)
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended December 31, 2001:
Shares sold                                                29,354,404    $   446,585,110
Shares issued in reinvestment of dividends                  6,886,385        110,555,376
Shares reacquired                                         (48,149,337)      (724,015,055)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (11,908,548)      (166,874,569)
Shares issued upon conversion from Class B                 13,232,374        196,651,665
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               1,323,826    $    29,777,096
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Six months ended June 30, 2002:
Shares sold                                                 1,931,674    $    26,171,557
Shares reacquired                                          (5,953,266)       (79,927,485)
Net increase (decrease) in shares outstanding before
  conversions                                              (4,021,592)       (53,755,928)
Shares issued upon conversion from Class B                 (5,628,303)       (73,360,843)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              (9,649,895)   $  (127,116,771)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2001:
Shares sold                                                 4,856,542    $    73,568,129
Shares issued in reinvestment of dividends                  4,688,465         75,131,233
Shares reacquired                                         (14,178,598)      (213,062,089)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                              (4,633,591)       (64,362,727)
Shares reacquired upon conversion into Class A            (13,301,578)      (196,651,665)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (17,935,169)   $  (261,014,392)
                                                         ------------    ---------------
                                                         ------------    ---------------
Class C
-------------------------------------------------------
Six months ended June 30, 2002:
Shares sold                                                   291,793    $     3,930,942
Shares reacquired                                            (668,002)        (8,961,968)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (376,209)   $    (5,031,026)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2001:
Shares sold                                                 1,542,455    $    23,508,507
Shares issued in reinvestment of dividends                    247,235          3,961,612
Shares reacquired                                          (1,326,989)       (19,731,051)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                 462,701    $     7,739,068
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Six months ended June 30, 2002:
Shares sold                                                 1,165,280    $    15,910,978
Shares reacquired                                          (2,248,262)       (30,758,865)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              (1,082,982)   $   (14,847,887)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2001:
Shares sold                                                 3,380,824    $    52,506,598
Shares issued in reinvestment of dividends                    943,342         15,086,916
Shares reacquired                                          (4,927,673)       (74,179,185)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (603,507)   $    (6,585,671)
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    14.06
                                                                  ----------------
Income from investment operations
Net investment income                                                       .02
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                     (1.70)
                                                                  ----------------
      Total from investment operations                                    (1.68)
                                                                  ----------------
Less distributions
Dividends from net investment income                                         --
Distributions from net realized capital gains                                --
                                                                  ----------------
      Total distributions                                                    --
                                                                  ----------------
Net asset value, end of period                                       $    12.38
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                         (11.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $1,425,898
Average net assets (000)                                             $1,595,823
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .93%(b)
   Expenses, excluding distribution and service (12b-1) fees                .68%(b)
   Net investment income                                                    .34%(b)
   For Classes A, B, C and Z shares:
      Portfolio turnover                                                     26%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than a full year is not annualized.
(b) Annualized.

    38                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                  Class A
----------------------------------------------------------------------------
                          Year Ended December 31,
----------------------------------------------------------------------------
   2001           2000           1999           1998           1997
----------------------------------------------------------------------------
$    16.99     $    19.29     $    19.76     $    19.85     $    17.26
----------     ----------     ----------     ----------     ----------
       .05            .20            .26            .31            .38
     (1.99)           .55           2.15           1.37           3.70
----------     ----------     ----------     ----------     ----------
     (1.94)           .75           2.41           1.68           4.08
----------     ----------     ----------     ----------     ----------
      (.02)          (.22)          (.27)          (.28)          (.36)
      (.97)         (2.83)         (2.61)         (1.49)         (1.13)
----------     ----------     ----------     ----------     ----------
      (.99)         (3.05)         (2.88)         (1.77)         (1.49)
----------     ----------     ----------     ----------     ----------
$    14.06     $    16.99     $    19.29     $    19.76     $    19.85
----------     ----------     ----------     ----------     ----------
----------     ----------     ----------     ----------     ----------
    (12.14)%         4.73%         12.50%          8.41%         23.88%
$1,697,621     $2,028,525     $2,240,250     $2,290,659     $1,912,802
$1,822,036     $1,983,138     $2,217,410     $2,088,616     $1,709,030
       .93%           .87%           .86%           .85%           .88%
       .68%           .62%           .61%           .60%           .63%
       .34%          1.01%          1.25%          1.41%          1.87%
       155%            63%             9%            25%            13%

    See Notes to Financial Statements                                     39

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.95
                                                                  ----------------
Income from investment operations
Net investment income (loss)                                              (.04)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (1.67)
                                                                  ----------------
      Total from investment operations                                   (1.71)
                                                                  ----------------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized capital gains                               --
                                                                  ----------------
      Total distributions                                                   --
                                                                  ----------------
Net asset value, end of period                                        $  12.24
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                        (12.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $729,540
Average net assets (000)                                              $889,193
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.68%(b)
   Expenses, excluding distribution and service (12b-1) fees               .68%(b)
   Net investment income (loss)                                           (.41)%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales loads. Total return for periods of less than a full year is not annualized.
(b) Annualized.

    40                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                  Class B
----------------------------------------------------------------------------
                          Year Ended December 31,
----------------------------------------------------------------------------
   2001           2000           1999           1998           1997
----------------------------------------------------------------------------
$    16.97     $    19.26     $    19.73     $    19.83     $    17.24
----------     ----------     ----------     ----------     ----------
      (.07)           .11            .13            .14            .22
     (1.98)           .50           2.12           1.37           3.72
----------     ----------     ----------     ----------     ----------
     (2.05)           .61           2.25           1.51           3.94
----------     ----------     ----------     ----------     ----------
        --           (.07)          (.11)          (.12)          (.22)
      (.97)         (2.83)         (2.61)         (1.49)         (1.13)
----------     ----------     ----------     ----------     ----------
      (.97)         (2.90)         (2.72)         (1.61)         (1.35)
----------     ----------     ----------     ----------     ----------
$    13.95     $    16.97     $    19.26     $    19.73     $    19.83
----------     ----------     ----------     ----------     ----------
----------     ----------     ----------     ----------     ----------
    (12.80)%         3.93%         11.69%          7.55%         23.05%
$  966,066     $1,479,532     $2,351,200     $2,923,060     $3,090,767
$1,182,447     $1,785,239     $2,666,269     $3,135,980     $2,924,413
      1.68%          1.62%          1.61%          1.60%          1.63%
       .68%           .62%           .61%           .60%           .63%
      (.40)%          .26%           .49%           .66%          1.12%

    See Notes to Financial Statements                                     41

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.95
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.03)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (1.68)
                                                                      --------
      Total from investment operations                                   (1.71)
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized capital gains                               --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $  12.24
                                                                      --------
                                                                      --------
TOTAL RETURN(a):                                                        (12.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 49,554
Average net assets (000)                                              $ 57,209
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.68%(b)
   Expenses, excluding distribution and service (12b-1) fees               .68%(b)
   Net investment income (loss)                                           (.41)%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than a full year is not annualized.
(b) Annualized.

    42                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                Class C
-----------------------------------------------------------------------
                        Year Ended December 31,
-----------------------------------------------------------------------
  2001          2000          1999          1998          1997
-----------------------------------------------------------------------
 $ 16.97       $ 19.26       $ 19.73       $ 19.83       $ 17.24
---------     ---------     ---------     ---------     ---------
    (.06)          .04           .10           .16           .25
   (1.99)          .57          2.15          1.35          3.69
---------     ---------     ---------     ---------     ---------
   (2.05)          .61          2.25          1.51          3.94
---------     ---------     ---------     ---------     ---------
      --          (.07)         (.11)         (.12)         (.22)
    (.97)        (2.83)        (2.61)        (1.49)        (1.13)
---------     ---------     ---------     ---------     ---------
    (.97)        (2.90)        (2.72)        (1.61)        (1.35)
---------     ---------     ---------     ---------     ---------
 $ 13.95       $ 16.97       $ 19.26       $ 19.73       $ 19.83
---------     ---------     ---------     ---------     ---------
---------     ---------     ---------     ---------     ---------
  (12.80)%        3.93%        11.69%         7.55%        23.05%
 $61,722       $67,237       $82,737       $88,839       $72,244
 $64,197       $67,999       $86,078       $82,907       $60,434
    1.68%         1.62%         1.61%         1.60%         1.63%
     .68%          .62%          .61%          .60%          .63%
    (.40)          .26%          .50%          .67%         1.11%

    See Notes to Financial Statements                                     43

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  14.06
                                                                  ----------------
Income from investment operations
Net investment income                                                      .05
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (1.71)
                                                                  ----------------
   Total from investment operations                                      (1.66)
                                                                  ----------------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized capital gains                               --
                                                                  ----------------
      Total distributions                                                   --
                                                                  ----------------
Net asset value, end of period                                        $  12.40
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                        (11.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $165,381
Average net assets (000)                                              $190,531
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .68%(b)
   Expenses, excluding distribution and service (12b-1) fees               .68%(b)
   Net investment income                                                   .59%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized.
(b) Annualized.

    44                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                Class Z
-----------------------------------------------------------------------
                        Year Ended December 31,
-----------------------------------------------------------------------
  2001          2000          1999          1998          1997
-----------------------------------------------------------------------
$   16.99     $   19.30     $   19.76     $   19.87     $   17.26
---------     ---------     ---------     ---------     ---------
      .09           .25           .31           .35           .42
    (2.00)          .54          2.16          1.36          3.72
---------     ---------     ---------     ---------     ---------
    (1.91)          .79          2.47          1.71          4.14
---------     ---------     ---------     ---------     ---------
     (.05)         (.27)         (.32)         (.33)         (.40)
     (.97)        (2.83)        (2.61)        (1.49)        (1.13)
---------     ---------     ---------     ---------     ---------
    (1.02)        (3.10)        (2.93)        (1.82)        (1.53)
---------     ---------     ---------     ---------     ---------
$   14.06     $   16.99     $   19.30     $   19.76     $   19.87
---------     ---------     ---------     ---------     ---------
---------     ---------     ---------     ---------     ---------
   (11.93)%        4.95%        12.81%         8.56%        24.29%
$ 202,779     $ 255,250     $ 304,906     $ 307,921     $ 267,121
$ 225,442     $ 269,633     $ 302,528     $ 311,816     $  57,646
      .68%          .62%          .61%          .60%          .63%
      .68%          .62%          .61%          .60%          .63%
      .60%         1.26%         1.50%         1.67%         2.11%

    See Notes to Financial Statements                                     45

Prudential Equity Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs.
For information about these funds, contact your financial professional or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                            www.prudential.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity
Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

 *This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with Prudential mutual funds.

Prudential Equity Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable.
These annual and semiannual reports are
prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                             www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on successful--
and not-so-successful--strategies in
this section of your report. Look for
recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings), liabilities
(how much the Fund owes), and net assets
(the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Equity Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets.
The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how
Prudential mutual funds prices securities.
The notes also explain who manages and
distributes the Fund's shares and, more
important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                              www.prudential.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the Securities
Exchange Commission. Performance is
presented here as the return on a
hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Equity Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                          www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

GE Asset Management, Inc.
3003 Summer Street
Stamford, CT 06904

Salomon Brothers Asset Management, Inc.
388 Greenwich Street, 8th Floor
New York, NY 10013

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PBQAX     744316100
    Class B     PBQFX     744316209
    Class C     PRECX     744316308
    Class Z     PEQZX     744316407

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PBQAX     744316100
    Class B     PBQFX     744316209
    Class C     PRECX     744316308
    Class Z     PEQZX     744316407

MF101E2    IFS-A073218

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.